Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,133,327.44
Previously Paid Amount	0.00
Total Fee Amount	2,504.21
Total Offset Amount	0.00
Net Fee	$ 2,504.21